UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2005
SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)
(408) 616-4000

(Registrant’s telephone number)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
          (b)          On September 19, 2005, Darrel Slack notified Silicon Image, Inc. (the “Registrant”) that, effective as of that date, he was resigning from the office of Chief Financial Officer of the Registrant and from membership of the Registrant’s Board of Directors and the Board of Directors of HDMI Licensing, LLC, a wholly-owned subsidiary of the Registrant.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Exhibit Title
99.01	Letter of Resignation of Darrel Slack dated September 19, 2005

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON IMAGE, INC.
Date: September 21, 2005	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.01	Letter of Resignation of Darrel Slack dated September 19, 2005